SCHEDULE 14A INFORMATION

   Proxy Statement Pursuant to Section 14(a) of the Securities Exchange
                     Act of 1934(Amendment No.______)

  Filed by the Registrant [  X ]
  Filed by a Party other than the Registrant [    ]

  Check the appropriate box:

  [  ]  Preliminary Proxy Statement
  [ X]  Definitive Proxy Statement
  [  ]  Definitive Additional Materials
  [  ]  Soliciting Material Pursuant to Sec. 240.14a-11(c) or
        Sec. 240.14a-12


  TRADEMARK FUNDS
  (Name of Registrant as Specified In Its Charter)



  Federated Investors
  (Name of Person(s) Filing Proxy Statement)


  Payment of Filing Fee  (Check the appropriate box):

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        14a-6(j)(2).
  [  ]  $500 per each party to the controversy pursuant to Exchange Act
        Rule 14a-6(i)(3).
  [  ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
        and 0-11.
  [ X]  Fee previously paid

        1. Title of each class of securities to which transaction applies:

        2. Aggregate number of securities to which transaction applies:

        3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

        4. Proposed maximum aggregate value of transaction:

        Set forth the amount on which the filing fee is calculated and state how it was determined.

  [ ] Check the box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        1) Amount Previously Paid:
        2) Form, Schedule or Registration Statement No.:
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                                TRADEMARK FUNDS


                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 5, 1994



      A special meeting of the shareholders of TRADEMARK FUNDS (the "Trust"), will be held on May 5, 1994. The Trust is comprised of four separate investment portfolios: Trademark Equity Fund, Trademark Kentucky Municipal Bond Fund, Trademark Short-Intermediate Government Fund, and Trademark Government Income Fund (individually referred to as a "Portfolio" or collectively as the "Portfolios"). The meeting will be held at the Commonwealth Convention Center, Room 106, 221 Fourth Avenue, Louisville, Kentucky at 1:00 P.M., May 5, 1994, for the following purposes:


    (1) To elect a new Board of Trustees;

    (2) To approve or disapprove a new Investment Advisory Contract between the Trust and Liberty National Bank and Trust Company of Kentucky; and

    (3) To transact such other business as may properly come before the meeting or any adjournment thereof.

      The Trustees have fixed March 28, 1994 as the record date for determination of shareholders entitled to vote at this special meeting.

                                                By Order of the Trustees
                                                   John W. McGonigle
Dated: April 4, 1994                                   Secretary

      SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY TO AVOID ADDITIONAL EXPENSE.

YOU CAN HELP THE TRUST AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO ATTEND THE MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY SO THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE SPECIAL MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                                TRADEMARK FUNDS
                     19th Floor, Federated Investors Tower
                      Pittsburgh, Pennsylvania 15222-3779


                                PROXY STATEMENT



      The enclosed proxy is solicited on behalf of the Board of Trustees of the Trust. The proxy is revocable at any time before it is voted by sending written notice of the revocation to the Trust or by appearing personally at the May 5, 1994 special meeting of shareholders ("Special Meeting"). The cost of preparing and mailing the notice of meeting, the proxy ballot, this proxy statement and any additional proxy material has been or is to be borne by the Trust. Proxy solicitations will be made primarily by mail, but may also be made by telephone, telegraph, or personal interview conducted by certain officers or employees of the Trust, of Liberty National Bank and Trust Company of Kentucky (the Trust's adviser), of Federated Services Company (the Trust's transfer agent), or of Federated Administrative Services (the Trust's administrator). In the event that the shareholder signs, dates and returns the proxy ballot but does not indicate a choice as to any of the items on the proxy ballot, the proxy attorneys will vote those shares in favor of such proposal(s).


      On March 28, 1994, the following four Portfolios of the Trust had outstanding the following number of shares of beneficial interest ("Shares"), each Share being entitled to one vote. The total outstanding shares of the Trust consist of:

Trademark Equity Fund                                                        12,701,067 shares
Trademark Kentucky Municipal Bond Fund                                        6,439,532 shares
Trademark Short-Intermediate Government Fund                                  5,374,864 shares
Trademark Government Income Fund                                             10,628,798 shares

      Only shareholders of record at the close of business on March 28, 1994, will be entitled to notice of and to vote at the Special Meeting. A majority of the outstanding Shares of each of the Trademark Equity Fund, Trademark Kentucky Municipal Bond Fund, Trademark Short-Intermediate Government Fund, and Trademark Government Income Fund, represented in person or by proxy, shall be required to constitute a quorum at the Special Meeting.

      For purposes of determining the presence of a quorum and counting votes on the matters presented, Shares represented by abstentions and "broker non-votes" will be counted as present, but not as votes cast, at the Special Meeting. Under the Trust's Declaration of Trust, the election of Trustees will be determined on the basis of a percentage of the votes cast at the Special Meeting. Under the Investment Company Act of 1940 (the "1940 Act"), the affirmative vote necessary to approve a new Investment Advisory contract and other matters may be determined with reference to a percentage of votes present at the Special Meeting, which would have the effect of treating abstentions and non-votes as if they were votes against the proposal.

                      ------------------------------------

                              ELECTION OF TRUSTEES

      The Trust is managed by a Board of Trustees (the "Board" or "Trustees"). The Board is responsible for managing the Trust's business affairs and for exercising all of the Trust's powers except those reserved for the shareholders. As of the date of this proxy statement, the Board (the "Present Board") consists of eleven Trustees (the "Present Trustees"). All of the Present Trustees have served in that capacity continuously since August 6, 1992.


      The Present Board recently approved a proposal for the appointment of a new board that would serve in place of the Present Trustees, subject to approval by shareholders of the Trust.



      While the Present Trustees have proposed that the Nominees listed below succeed the Present Board (subject to shareholder approval), the Present Trustees, as of the date of this proxy statement, have not considered any changes in the service providers to the Trust. Liberty National Bank and Trust Company of Kentucky (the "Adviser") will continue to manage the Trust's investments.


      The Present Trustees have nominated the four Nominees listed below to serve as Trustees and to manage the Trust's affairs, subject to shareholder election at the special meeting. The Present Trustees are currently serving as Trustees and will continue to serve in their present capacities until the results of the shareholder vote at the Special Meeting are certified and recorded, and the Nominees will then become Trustees. In the event that the shareholders do not elect the Nominees at the Special Meeting, the Present Trustees will continue to serve in their current capacities, and will consider what action, if any, should be taken.

      At the Special Meeting, votes will be taken on the election of the Nominees to serve as Trustees of the Trust to hold office until the election and qualification of their successors. None of the Nominees is related to one another. None of the Nominees is presently serving as a Trustee of the Trust. All of the Nominees have consented to serve if elected at the Special Meeting. The Nominees will be elected by a plurality of votes cast at the Special Meeting.

                                  THE NOMINEES

      The Nominees for election as Trustees are listed below with their ages, principal occupations for the past five years, and present positions, including any affiliation with the Adviser or its subsidiaries, Federated Investors, Federated Securities Corp., Federated Services Company, Federated Administrative Services, or the Funds (as such term is defined in the section entitled "The Present Trustees and Officers" of this proxy statement). None of the nominees is affiliated with Banc One Corporation ("Banc One") which is the entity which would control the Adviser upon consummation of the merger described in the section entitled "Approval or Disapproval of a New Investment Advisory Contract ("New Contract")."


Name and Address                  Principal Occupations During Past Five Years and Affiliations        Age
- ---------------------------------------------------------------------------------------------------------------------

Peter C. Marshall               From 1992 to present, DCI Marketing, Inc. President and Treasurer.      51
2727 W. Good Hope Road          From August 1987 to 1992 has served as an officer in the corporate
Milwaukee, WI 53209             finance group of Blunt, Ellis & Loewi and its successor corporation
                                Kemper Securities, Inc.; since 1985 has served as Trustee of the One
                                Group.

Charles I. Post                 From July, 1986 to present has been self employed as a consultant;      66
7615 4th Avenue West            since 1985 has served as Trustee of the One Group.
Bradenton, FL 34209

John S. Randall                 Since 1972 has been self-employed as a management consultant; since     81
3505 North Lake Drive           1985 has served as Trustee of the One Group.
Milwaukee, WI 53211

Frederick W. Ruebeck            From June, 1988 to present has been Director of Investments, Eli        54
307 East McCarty                Lilly and Company; since 1990 has served as Trustee of the One Group.
Indianapolis, IN 46285


      The Nominees own less than 1% of the Trust's outstanding shares.


      The Present Board is comprised of eleven Trustees, two of whom are deemed to be "interested persons" of the Trust as defined in the 1940 Act. If the Nominees are elected, the Trust's Board will be comprised of four non-interested Trustees and no interested Trustee(s). The Present Board met four times during the fiscal year ended January 31, 1994, and each of the Present Trustees attended all of the Board meetings. It is anticipated that the Nominees, upon being elected Trustees, will meet at least four times a year at regularly scheduled meetings. The committees, organization and activities of the Present Board are described in the section entitled "The Present Board of Trustees and Officers" in this proxy statement. The Nominees have not yet made any decision with respect to whether to delegate responsibilities to similar committees.


      If any Nominee for election as a Trustee named above shall by reason of death or for any other reason become unavailable as a candidate at the Special Meeting, votes pursuant to the enclosed proxies will be cast for a substitute candidate by the attorneys named therein, or their substitutes, present and acting at the Special Meeting. Any such substitute candidate for election as an interested Trustee shall be nominated by the Present Board's Executive Committee. The Present Trustees have no reason to believe that any Nominee will become unavailable for election as a Trustee.


      The Trust's annual report for the year ended January 31, 1994 has previously been furnished to the shareholders.


                 THE PRESENT BOARD OF TRUSTEES RECOMMENDS THAT
                        SHAREHOLDERS ELECT THE NOMINEES

                   THE PRESENT BOARD OF TRUSTEES AND OFFICERS

      The Present Trustees and officers are listed with their addresses, principal occupations, and present positions, including any affiliation with Federated Investors, Federated Securities Corp., Federated Services Company, Federated Administrative Services, and the Funds (as defined below).

Name and Address                     Principal Occupations During Past Five Years and Affiliations      Age
- ---------------------------------------------------------------------------------------------------------------------
John F. Donahue\*                  Chairman and Trustee, Federated Investors; Chairman and Trustee,     69
Federated Investors Tower          Federated Advisers, Federated Management, and Federated Research;
Pittsburgh, PA                     Director, AEtna Life and Casualty Company; Chief Executive Officer
                                   and Director, Trustee, or Managing General Partner of the Funds;
                                   formerly, Director, The Standard Fire Insurance Company.


John T. Conroy, Jr.                President, Investment Properties Corporation; Senior Vice-           56
Wood/IPC Commercial                President, John R. Wood and Associates, Inc., Realtors; President,
 Department                        Northgate Village Development Corporation; General Partner or
John R. Wood and                   Trustee in private real estate ventures in Southwest Florida;
 Associates, Inc., Realtors        Director, Trustee, or Managing General Partner of the Funds;
3255 Tamiami Trail North           formerly, President, Naples Property Management, Inc.
Naples, FL


William J. Copeland                Director and Member of the Executive Committee, Michael Baker,       75
One PNC Plaza--23rd Floor          Inc.; Director, Trustee, or Managing General Partner of the Funds;
Pittsburgh, PA                     formerly, Vice Chairman and Director, PNC Bank, N.A., and PNC Bank
                                   Corp. and Director, Ryan Homes, Inc.

James E. Dowd                      Attorney-at-law; Director, The Emerging Germany Fund, Inc.;          71
571 Hayward Mill Road              Director, Trustee, or Managing General Partner of the Funds;
Concord, MA                        formerly, Director, Blue Cross of Massachusetts, Inc.

Lawrence D. Ellis, M.D.            Hematologist, Oncologist, and Internist, Presbyterian and            61
3471 Fifth Avenue                  Montefiore Hospitals; Clinical Professor of Medicine and Trustee,
Suite 1111                         University of Pittsburgh; Director, Trustee, or Managing General
Pittsburgh, PA                     Partner of the Funds.

Edward L. Flaherty, Jr.\           Attorney-at-law; Partner, Meyer and Flaherty; Director, Eat'N Park   69
5916 Penn Mall                     Restaurants, Inc., and Statewide Settlement Agency, Inc.;
Pittsburgh, PA                     Director, Trustee, or Managing General Partner of the Funds;
                                   formerly, Counsel, Horizon Financial, F.A., Western Region.


Edward C. Gonzales*                President and Treasurer of the Trust; Trustee, Federated             64
Federated Investors Tower          Investors; staff member, Federated Securities Corp. and Federated
Pittsburgh, PA                     Administrative Services.


Name and Address                     Principal Occupations During Past Five Years and Affiliations      Age
- ---------------------------------------------------------------------------------------------------------------------
Peter E. Madden                    Consultant; State Representative, Commonwealth of Massachusetts;     51
225 Franklin Street                Director, Trustee, or Managing General Partner of the Funds;
Boston, MA                         formerly, President, State Street Bank and Trust Company and State
                                   Street Boston Corporation and Trustee, Lahey Clinic Foundation,
                                   Inc.
Gregor F. Meyer                    Attorney-at-law; Partner, Meyer and Flaherty; Chairman, Meritcare,   67
5916 Penn Mall                     Inc.; Director, Eat'N Park Restaurants, Inc.; Director, Trustee,
Pittsburgh, PA                     or Managing General Partner of the Funds; formerly, Vice Chairman,
                                   Horizon Financial, F.A.

Wesley W. Posvar                   Professor, Foreign Policy and Management Consultant; Trustee,        68
1202 Cathedral of Learning         Carnegie Endowment for International Peace, RAND Corporation,
University of Pittsburgh           Online Computer Library Center, Inc., and U.S. Space Foundation;
Pittsburgh, PA                     Chairman, Czecho Slovak Management Center; Director, Trustee, or
                                   Managing General Partner of the Funds; President Emeritus,
                                   University of Pittsburgh; formerly, Chairman, National Advisory
                                   Council for Environmental Policy and Technology.

Marjorie P. Smuts                  Public relations/marketing consultant; Director, Trustee, or         58
4905 Bayard Street                 Managing General Partner of the Funds.
Pittsburgh, PA

- ---------
* This Trustee is deemed to be an "interested person" of the Trust as defined in the Investment Company Act of 1940.

\ Member of the Trust's Executive Committee. The Executive Committee of the
  Board of Trustees handles the responsibilities of the Board of Trustees between meetings of the Board.


      "The Funds" and "Funds" mean the following investment companies: A. T. Ohio Municipal Money Fund; American Leaders Fund, Inc.; Annuity Management Series; Automated Cash Management Trust; Automated Government Money Trust; The Boulevard Funds; California Municipal Cash Trust; Cash Trust Series II; Cash Trust Series, Inc.; DG Investor Series; Edward D. Jones & Co. Daily Passport Cash Trust; Federated ARMs Fund; Federated Exchange Fund, Ltd.; Federated GNMA Trust; Federated Government Trust; Federated Growth Trust; Federated High Yield Trust; Federated Income Securities Trust; Federated Income Trust; Federated Index Trust; Federated Intermediate Government Trust; Federated Master Trust; Federated Municipal Trust; Federated Short-Intermediate Government Trust; Federated Short-Term U.S. Government Trust; Federated Stock Trust; Federated Tax-Free Trust; Federated U.S. Government Bond Fund; First Priority Funds; Fixed Income Securities, Inc.; Fortress Adjustable Rate U.S. Government Fund, Inc.; Fortress Municipal Income Fund, Inc.; Fortress Utility Fund, Inc.; Fund for U.S. Government Securities, Inc.; Government Income Securities, Inc.; High Yield Cash Trust; Insight Institutional Series, Inc.; Insurance Management Series; Intermediate Municipal Trust; International Series, Inc.; Investment Series Funds, Inc.; Investment Series Trust; Liberty Equity Income Fund, Inc.; Liberty High Income Bond Fund, Inc.; Liberty Municipal Securities Fund, Inc.; Liberty U.S. Government Money Market Trust; Liberty Term Trust, Inc.--1999; Liberty Utility Fund, Inc.; Liquid Cash Trust; Mark Twain Funds; Money Market Management, Inc.; Money Market Obligations Trust; Money Market Trust; Municipal Securities Income Trust; New York Municipal Cash Trust; 111 Corcoran Funds; Peachtree Funds; The Planters Funds; Portage Funds; RIMCO Monument Funds; The Shawmut Funds; Short-Term Municipal Trust; Signet Select Funds; Star Funds; The Starburst Funds; The Starburst Funds II; Stock and Bond Fund, Inc.; Sunburst Funds; Targeted Duration Trust; Tax-Free Instruments Trust; Trademark Funds; Trust for Financial Institutions; Trust For Government Cash Reserves; Trust for Short-Term U.S. Government Securities; Trust for U.S. Treasury Obligations.


      During the fiscal year ended January 31, 1994, there were four meetings of the Board of Trustees. The Trustees did not receive fees from the Trust. All Trustees were reimbursed for expenses for attendance at the meeting.

      Other than its Executive Committee, the Trust has one Board committee, the Audit Committee. Generally, the function of the Audit Committee is to assist the Board in fulfilling its duties relating to the Trust's accounting and financial reporting practices and to serve as a direct line of communication between the Board and the independent auditors. The specific functions of the Audit Committee include recommending the engagement or retention of the independent auditors, reviewing with the independent auditors the plan and the results of the auditing engagement, approving professional services provided by the independent auditors prior to the performance of such services, considering the range of audit and non-audit fees, reviewing the independence of the independent auditors, reviewing the scope and results of the Trust's procedures for internal auditing, and reviewing the Trust's system of internal accounting controls.

      Messrs. Flaherty, Copeland, and Dowd serve on the Audit Committee. These Trustees are not interested Trustees of the Trust. During the fiscal year ended January 31, 1994, there were five meetings of the Audit Committee. All of the members of the Audit Committee were present at the meetings. Audit Committee members did not receive fees from the Trust.

      The executive officers of the Trust are elected annually by the Board of Trustees'. Each officer holds the office at the Trustees' pleasure and until qualification of his successor. The names, addresses and ages of the executive officers of the Trust who are not listed above under "Election of Trustees" and their principal occupations during the last five years are as follows:

Name and Address                    Principal Occupations During Past Five Years and Affiliations       Age
- ---------------------------------------------------------------------------------------------------------------------
J. Christopher Donahue           Vice President of the Trust; President and Trustee, Federated          44
Federated Investors Tower        Investors; Trustee, Federated Advisers, Federated Management, and
Pittsburgh, PA                   Federated Research; President and Trustee, Federated Administrative
                                 Services; President or Vice President of the Funds; Director,
                                 Trustee, or Managing General Partner of some of the Funds. Mr.
                                 Donahue is the son of John F. Donahue, Chairman and Trustee of the
                                 Trust.

Richard B. Fisher                Vice President of the Trust; Executive Vice President and Trustee,     70
Federated Investors Tower        Federated Investors; Chairman and Director, Federated Securities
Pittsburgh, PA                   Corp.; President or Vice President of the Funds; Director or Trustee
                                 of some of the Funds.

Name and Address                    Principal Occupations During Past Five Years and Affiliations         Age
- ---------------------------------------------------------------------------------------------------------------------
John W. McGonigle                Vice President and Secretary of the Trust; Vice President,             55
Federated Investors Tower        Secretary, General Counsel, and Trustee, Federated Investors; Vice
Pittsburgh, PA                   President, Secretary, and Trustee, Federated Advisers, Federated
                                 Management, and Federated Research; Trustee, Federated Services
                                 Company; Executive Vice President, Secretary, and Trustee, Federated
                                 Administrative Services; Director and Executive Vice President,
                                 Federated Securities Corp.; Vice President and Secretary of the
                                 Funds.

John A. Staley, IV               Vice President of the Trust; Vice President and Trustee, Federated     50
Federated Investors Tower        Investors; Executive Vice President, Federated Securities Corp.;
Pittsburgh, PA                   President and Trustee, Federated Advisers, Federated Management, and
                                 Federated Research; Vice President of the Funds; Director, Trustee,
                                 or Managing General Partner of some of the Funds; formerly, Vice
                                 President, The Standard Fire Insurance Company and President of its
                                 Federated Research Division.

Craig P. Churman                 Vice President and Assistant Treasurer of the Trust; Vice President,   36
Federated Investors Tower        Federated Administrative Services; Vice President and Assistant
Pittsburgh, PA                   Treasurer of some of the Funds.

      Officers and Trustees own less than 1% of the Trust's outstanding shares.

      Federated Administrative Services is the Trust's administrator. For the fiscal year ended January 31, 1994, administrative fees were $381,095.

      In addition, John A. Staley, IV, an officer of the Trust, holds approximately 15% of the outstanding common stock and serves as a Director of Commercial Data Services, Inc., a company which provides computer processing services to Federated Administrative Services and Federated Administrative Services, Inc. For the fiscal year ended January 31, 1994, Federated Administrative Services paid approximately $161,054 for services provided by Commercial Data Services, Inc. to a number of investment companies, including the Trust.

      Federated Securities Corp., the principal underwriter for the Trust, and Federated Administrative Services are both wholly-owned subsidiaries of Federated Investors. Their address is Federated Investors Tower, Pittsburgh, Pennsylvania 15222-3779.

                  APPROVAL OR DISAPPROVAL OF A NEW INVESTMENT
                       ADVISORY CONTRACT ("NEW CONTRACT")

      Liberty National Bank and Trust Company of Kentucky, 416 West Jefferson Street, Louisville, Kentucky 40202, has served as investment adviser to the Trust pursuant to an investment advisory contract dated December 1, 1992 (the "Present Contract"). The Adviser is a wholly-owned subsidiary of Liberty National Bancorp, Inc. ("Liberty Bancorp"), the largest independent bank holding company headquartered in Kentucky. Liberty Bancorp conducts a wide range of commercial and personal banking activities through its eight subsidiary financial institutions located throughout Kentucky and southern Indiana and, through its non-banking subsidiaries, provides life insurance, leasing, brokerage and retail loan services.

      On November 2, 1993, Liberty Bancorp and Banc One signed a definitive Merger Agreement ("Merger Agreement"). Consummation of the transaction contemplated by the Merger Agreement, as it may be amended from time to time (the "Merger"), will cause the Adviser to become an indirect wholly-owned subsidiary of Banc One. Such a change in ownership of the Adviser would automatically terminate the Present Contract in accordance with its terms as required by the 1940 Act. Thus, in order to ensure continuity in the provision of investment advisory services to the Trust, approval of the New Contract by the shareholders of the Trust is being sought.

      On February 23, 1994, the Trustees of the Trust, including a majority of the Trustees who are not interested Trustees, approved the New Contract with the Adviser to act as the Trust's investment adviser. The terms of the New Contract are substantially similar in all material respects to the Present Contract, except for the effective date which, in the case of the New Contract, will be the date of the consummation of the Merger (the "Closing Date"). It is currently expected that the Closing Date will occur on or before October 15, 1994.

      Copies of the Present Contract and the New Contract appear as Exhibits A and B, respectively, to this proxy statement.

      As under the terms of the Present Contract, the New Contract provides that, subject to the direction of the Board of Trustees, the Adviser will provide investment research, advice, management, and supervision of the investments of the Trust and will conduct a continuous program of investment evaluation and of appropriate sale or other disposition and reinvestment of the Trust's assets. For its services, the Adviser is entitled to receive annual investment advisory fees as follows:

Trademark Equity Fund                                            .85 of 1% of average daily net assets
Trademark Kentucky Municipal Bond Fund                           .50 of 1% of average daily net assets
Trademark Short-Intermediate Government Fund                     .60 of 1% of average daily net assets
Trademark Government Income Fund                                 .60 of 1% of average daily net assets


      The fee paid by the Trademark Equity Fund, while higher than the advisory fee paid by other mutual funds in general, is comparable to fees paid by other mutual funds with similar objectives and policies.



      Both the Present Contract and the New Contract provide that the Trust shall pay all of its own expenses. These expenses include expenses of administrative personnel and services provided to the Trust by Federated Administrative Services at an annual rate as described in the Trust's prospectus. Both the Present Contract and the New Contract provide that the Adviser may, from time to time, and for such periods as it deems appropriate, reduce its compensation by voluntarily limiting the expenses of the Trust. For the period from February 22, 1993 (date of initial public investment) to January 31, 1994, the Adviser earned investment advisory fees as follows:

      Trademark Equity Fund: $829,553 of which $376,044 was waived.

      Trademark Kentucky Municipal Bond Fund: $215,477, of which $91,761 was waived.

      Trademark Short-Intermediate Government Fund: $255,364 of which $77,057 was waived.

      Trademark Government Income Fund: $463,072 of which $108,452 was waived.


      If approved by shareholders at this Special Meeting, the New Contract will continue for two years after it takes effect, unless terminated, and may be continued from year to year thereafter by the Board of Trustees. The continuation of the New Contract must be approved by a majority vote of the Trustees, including a majority of the Trustees who are not interested Trustees, cast in person at a meeting called for that purpose. The Adviser has the right, in any year, to notify the Trust in writing at least 60 days before the New Contract anniversary date that it does not desire a renewal of the New Contract. The Trustees, or a majority of the outstanding voting shares of the Trust, may terminate the New Contract at any time without penalty by giving the Adviser 60 days' written notice. The New Contract may not be assigned by the Adviser and shall terminate automatically in the event of an assignment. The New Contract provides that it may be amended by a vote of both a majority of the Trustees, including a majority of the Trustees who are not interested Trustees, and on behalf of a Portfolio by the holders of a majority of the outstanding voting shares of each Portfolio.

      As the Present Contract does, the New Contract provides that in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the obligations or duties of the Adviser under the New Contract, the Adviser shall not be liable to the Trust or to any shareholder for any act or omission in the course of, or connected in any way with, rendering services or for any losses that may be sustained in the purchase, holding, or sale of any security.

      The Trustees of the Trust, including the Trustees who are not interested Trustees, reviewed and unanimously approved the New Contract and directed that it be submitted to shareholders for their approval.

      Approval of the New Contract with respect to each Portfolio requires the affirmative vote of: (a) 67% or more of the shares of the Portfolio present at the Special Meeting, if the holders of more than 50% of the outstanding shares of that Portfolio are present or represented by proxy, or (b) more than 50% of the outstanding shares of that Portfolio, whichever is less. If the New Contract is approved by shareholders of one or more Portfolios and the Merger is consummated, the New Contract will be executed and become effective with respect to such Portfolio(s) on the Closing Date. In the event the Merger is not consummated, the Present Contract will continue in accordance with its terms. If the Merger is consummated and if the New Contract is not approved by the shareholders of any Portfolio, the Present Contract will terminate and the Board of Trustees will consider what actions should be taken, including but not limited to requesting that the Adviser perform investment advisory services at cost until a new investment advisory contract is approved by the shareholders of that Portfolio.

      There are various conditions precedent to the consummation of the Merger including approval of the shareholders of Liberty Bancorp, and approval of regulatory authorities. The Merger Agreement may be terminated and the Merger abandoned at any time prior to the Closing Date by the mutual consent of Liberty National and Banc One or upon the occurrence of other events specified in the Merger Agreement.

                TRUSTEES' RECOMMENDATIONS AND OTHER INFORMATION


      The New Contract was unanimously approved by the Board of Trustees of the Trust including those Trustees who are not interested persons of the Trust as that term is defined in the 1940 Act at a meeting held on February 23, 1994. By approving the New Contract, the Trustees have acted in what they believe to be the best interest of the shareholders of the Trust. The Trustees have received from the Adviser and reviewed such information as the Trustees believe to be relevant to the Trustees' considerations. In connection with the approval of the New Contract, the Trustees were advised by the Adviser that those persons currently responsible for management of the Trust's assets and administration of the Trust will have similar responsibilities to the Trust subsequent to consummation of the Merger. The Adviser also advised the Trustees that Banc One intends to examine all mutual fund activities of the combined entities subsequent to consummation of the Merger, and that management of the Trust would be involved in the examinations of these activities. Accordingly, the Adviser has advised the Trustees that it is unable to predict whether changes will be recommended which would materially impact the Trust's operations or when such changes, if recommended, would be implemented. Nevertheless, the Trustees, including all members of the Board of Trustees who are not interested persons of the Trust, concluded that the Adviser is fully capable of performing the services contemplated by the New Contract and recommended that the New Contract be approved by the shareholders of the Trust.


      The 1940 Act provides that in connection with the sale of any interest in an investment adviser which results in the "assignment" of an investment advisory contract, an investment adviser of a registered investment company such as the Trust, or an affiliated person of such investment adviser, may receive any amount or benefit if (i) for a period of three years after the sale, at least 75% of the members of the Board of Trustees of the investment company are not interested persons of the investment adviser or the predecessor adviser, and
(ii) there is no "unfair burden" imposed on the investment company as a result of such sale or any express or implied terms, conditions or understanding applicable thereto. For this purpose, "unfair burden" is defined to include any arrangement during the two-year period after the transaction, whereby the investment adviser or its predecessor or successor investment advisers, or any interested persons of any such adviser, receives or is entitled to receive any compensation directly or indirectly (i) from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company other than bona fide ordinary compensation as principal underwriter for such company, or (ii) from the investment company or its security holders for other than bona fide investment advisory or other services. This provision of the 1940 Act was enacted by Congress in 1975 to make it clear that an investment adviser (or an affiliated person of the adviser) can realize a profit on the sale of the adviser's business subject to the two safeguards described above. The Board of Trustees of the Trust has requested and received assurances from the Adviser that no "unfair burden" will be imposed on the Trust as a result of the proposed transaction.

Banc One Corporation


      Banc One Corporation, a bank holding company, is a financial services company headquartered at 100 East Broad Street, Columbus, Ohio 43215. At September 30, 1993, Banc One had an asset base of $76.5 billion, with over 78 banks with 1,320 banking offices in Arizona, California, Colorado, Illinois, Indiana, Kentucky, Michigan, Ohio, Texas, Utah, West Virginia and Wisconsin. Banc One Corporation's major business activities include providing traditional banking and associated financial services to consumer, business, and commercial markets. Banc One also operates several additional corporations that engage in data processing, venture capital, investment and merchant banking, trust, brokerage, investment management, equipment leasing, mortgage banking, consumer finance and insurance.


      Banc One Investment Advisors Corporation ("BOIA") is a wholly-owned indirect subsidiary of Banc One Corporation. BOIA acts as investment adviser to the One Group, a family of 31 mutual funds. The following schedule lists the advisory fees for each of the One Group Funds and their approximate net assets, in parentheses, as of December 31, 1993.

                                                                               Net Assets as of     Advisory
Name of Fund                                                                  December 31, 1993        Fee
- ------------                                                                  -----------------        ---
The U.S. Treasury Securities Money Market Fund                                      $707,827,000            .35%
The Prime Money Market Fund                                                       $1,232,811,000            .35%
The Municipal Money Market Fund                                                     $302,410,000            .35%
The Ohio Municipal Money Market Fund                                                 $50,104,000            .30%
The Income Equity Fund                                                              $229,566,000            .74%
The Disciplined Value Fund                                                          $339,573,000            .74%
The Small Company Growth Fund                                                       $342,591,000            .74%
The Blue Chip Equity Fund                                                           $120,695,000            .74%
The International Equity Index Fund                                                  $93,100,000            .55%
The Equity Index Fund                                                               $140,004,000            .30%
The Large Company Value Fund                                                        $136,615,000            .74%
The Large Company Growth Fund                                                                 $0            .74%
The Income Bond Fund                                                                $557,044,000            .60%
The Limited Volatility Bond Fund                                                    $447,013,000            .60%
The Intermediate Bond Fund                                                                    $0            .60%
The Government Bond Fund                                                            $148,539,000            .45%
The Government ARM Fund                                                             $235,933,000            .55%
The Short-Term Global Bond Fund                                                      $24,947,000            .60%
The Asset Allocation Fund                                                            $41,649,000            .65%
The Tax-Free Bond Fund                                                              $130,514,000            .45%
The Intermediate Tax-Free Bond Fund                                                 $193,142,000            .60%
The Ohio Municipal Bond Fund                                                        $116,459,000            .60%
The Texas Tax-Free Bond Fund                                                                  $0            .60%
The West Virginia Tax-Free Bond Fund                                                          $0            .60%
The Kentucky Tax-Free Bond Fund                                                               $0            .60%
The Arizona Tax-Free Bond Fund                                                                $0            .60%
The Treasury Money Market Fund                                                                $0            .08%
The Treasury Only Money Market Fund                                                 $198,912,000            .08%
The Government Money Market Fund                                                    $497,353,000            .08%
The Tax Exempt Money Market Fund                                                              $0            .08%
The Institutional Prime Money Market Fund                                                     $0            .08%

      The principal executive officers and directors of BOIA are:

Name                                             Position with BOIA
- ----                                             ------------------
David J. Kundert                                 Director, President and Chief Executive Officer
Philip J. Hunt                                   Chief Financial Officer
Matthew S. Hardin                                Director
Garrett H. Jamison                               Director
William B. Naryka                                Director
William C. Wemer                                 Director
John G. Alexander                                Director
Paul F. Walsh                                    Director

      Each of the above is employed by Banc One Corporation and/or one or more of its direct or indirect subsidiaries. None have other substantial business, professional, vocational, or employment activities.

Liberty National Bank and Trust Company of Kentucky

      The Adviser is a national bank tracing its origins to 1854. The Adviser has been managing trust assets for over 100 years with approximately $2.7 billion in managed assets as of July 31, 1993. The Adviser has served as investment adviser to the Trademark Funds since their inception in February, 1993. The Adviser has not previously served as an investment adviser to a mutual fund.


      Clarence V. Lee is the manager of the Short-Intermediate Government Fund and the Government Income Fund, and is a senior Vice President for the Adviser. Mr. Lee has been an investment analyst for over 35 years and has been responsible for the management of fixed income portfolios of the Adviser for the past eleven and one-half years. Prior to joining the Adviser, he held the position of economist at Old Kent Financial Corporation. Mr. Lee is a Chartered Financial Analyst and a graduate of Yale University.


      Jacqueline M. Tytus manages the Equity Fund, and is also responsible for all equity investment research in the Trust Division of the Adviser, where she is a Senior Vice President. Prior to joining the Adviser in 1992, she was Vice President and Director of the Investment Strategy Group at Citizens Fidelity Bank and Trust Company of Louisville, where she served for ten years. Ms. Tytus earned her MBA at Webster University, is a Chartered Financial Analyst, and is a past president of the Louisville Society of Financial Analysts.

      Ronald M. Holt is the manager of the Kentucky Municipal Bond Fund and is an Executive Vice President for the Adviser. Mr. Holt is a Certified Financial Planner, Certified Trust and Financial Adviser, and has more than 20 years experience in the fixed income securities markets. Prior to joining the Adviser in 1990, he held the position of director and executive vice president at First American Trust Company. Mr. Holt is a Chartered Financial Analyst candidate and is a graduate of Virginia Polytechnic Institute.

      The principal executive officers and directors of the Adviser are:

                                                                            Other Substantial
                                                                          Business, Profession,
Name                             Position with the Adviser                Vocation or Employment
- ----                             -------------------------                ----------------------
Malcolm B. Chancey, Jr.      Chairman of the Board, Chief       None
                             Executive Officer and Director

R. K. Guillaume              President, Director                None

Ronald M. Holt               Executive Vice President           None

W. LeGrande Rives            Executive Vice President           None

Jack H. Shipman              Executive Vice President           None

Carl R. Page                 Executive Vice President,          None
                             Secretary

Carl E. Weigel               Executive Vice President,          None
                             Cashier, and Comptroller

Stanley S. Dickson           Director                           Former President, Kentucky Division South
                                                                Central Bell Telephone Company

Charles H. Dishman III       Director                           President, Tri-City Oldsmobile, Inc.

Wallace H. Dunbar            Director                           Chairman of the Board, Americo Group

Owsley Brown Frazier         Director                           Vice Chairman, Brown-Forman Corporation

George E. Gans III           Director                           President and Chief Executive Officer,
                                                                Paul Semonin Company

George N. Gill               Director                           Former President and Publisher,
                                                                Courier-Journal and Louisville Times
                                                                Company

Frank B. Hower               Director                           Former Chairman of the Board, Liberty
                                                                National Bancorp, Inc.
Nancy Lampton                Director                           Chairman of the Board, American Life and
                                                                Accident Insurance Company of Kentucky

Leonard E. Lyles             Director                           President, Lyles Enterprises, Inc.

Martin S. Margulis           Director                           President, Bacons & Son

James W. McDowell, Jr.       Director                           President, McDowell Associates

                                                                            Other Substantial
                                                                          Business, Profession,
Name                             Position with the Adviser                Vocation or Employment
- ----                             -------------------------                ----------------------
John C. Nichols II           Director                           Vice Chairman, National Records Management
                                                                Corporation

Gouverneur H. Nixon          Director                           Chairman of the Board, The Williamson
                                                                Group, Inc.

Joseph W. Phelps             Director                           Former Chairman of the Board, Liberty
                                                                National Bancorp, Inc.

Cyrus S. Radford, Jr.        Director                           President, The Radford Company

Max L. Shapira               Director                           Executive Vice President, Heaven Hill
                                                                Distilleries, Inc. and Vice President,
                                                                Shapira Corporation

Dr. Robert L. Taylor         Director                           Dean, School of Business, University of
                                                                Louisville

                             PORTFOLIO TRANSACTIONS

      All portfolio transactions are undertaken on the basis of their desirability from an investment standpoint. Subject to review by the Board of Trustees, the Adviser makes decisions on and selects brokers or dealers for portfolio transactions. The Board of Trustees periodically reviews and monitors the investment adviser's performance. The purchase of money market instruments from and their sale to dealers are executed with recognized dealers in these money market instruments except when a better execution and price can be obtained elsewhere.

      The Adviser may select brokers and dealers who, in addition to meeting the above requirements, also furnish brokerage and research services. These services may include advice as to the advisability of investing in securities, security analyses and reports, economic studies, industry studies, receipt of quotations for portfolio valuations and similar services. These services may be furnished either directly to the Trust, to the Adviser, to advisers who are affiliates of the Adviser or to accounts advised by those companies. The brokers and dealers who execute portfolio transactions selected for the above reasons may also sell shares of the Trust and certain other affiliated funds. The fact that a broker or dealer may sell shares of the Trust or any other fund is not a criterion used by the Adviser in selecting a broker or dealer to execute portfolio transactions on behalf of the Trust.

      The Adviser, in selecting brokers or dealers to execute portfolio transactions, exercises reasonable business judgment and determines in good faith that commissions charged by such persons are reasonable in relationship to the value of the brokerage and research services provided by such persons, viewed in terms of the overall responsibilities of the Adviser and its affiliated companies with respect to the Trust itself and the other accounts to which they render investment advice. As a practical matter, the benefits inuring to these companies or accounts are not divisible. To the extent that the receipt of the above-described services may supplant services for which the Adviser might otherwise have paid, it would, of course, tend to reduce its expenses. The same is true of services furnished to the Trust and in turn made available by the Trust to the Adviser or its affiliates. The Adviser does not lower its fee as a consequence of receiving such services.

               THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS THAT
                  THE SHAREHOLDERS APPROVE THE NEW INVESTMENT
                               ADVISORY CONTRACT

          OTHER MATTERS AND DISCRETION OF ATTORNEYS NAMED IN THE PROXY

      While the Special Meeting is called to act upon any other business that may properly come before it, at the date of this proxy statement the only business which the management intends to present or knows that others will present is the business mentioned in the Notice of Meeting. If any other matters lawfully come before the Special Meeting, and in all procedural matters at said Special Meeting, it is the intention that the enclosed proxy shall be voted in accordance with the best judgment of the attorneys named therein, or their substitutes, present and acting at the Special Meeting.

      If at the time any session of the Special Meeting is called to order, a quorum is not present in person or by proxy, the persons named as proxies may vote those proxies which have been received to adjourn the Special Meeting to a later date. In the event that a quorum is present but sufficient votes in favor of one or more of the proposals have not been received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies with respect to any such proposal. All such adjournments will require the affirmative vote of a majority of the Shares present in person or by proxy at the session of the Special Meeting to be adjourned. The persons named as proxies will vote those proxies which they are entitled to vote in favor of the proposal, in favor of such an adjournment, and will vote those proxies required to be voted against the proposal, against any such adjournment. A vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes for its approval have been received and it is otherwise appropriate.


      The following list indicates the beneficial ownership of the shareholders who, to the best knowledge of the Trust, are the beneficial owners of more than 5% of the outstanding Shares of the Trust as of March 28, 1994: Liberty National Bank, Louisville, Kentucky, acting in various capacities for numerous accounts, owned approximately 11,709,759 shares (92.2%) of Trademark Equity Fund; 5,071,322 shares (78.8%) of Trademark Kentucky Municipal Bond Fund; 4,510,012 shares (83.9%) of Trademark Short-Intermediate Government Fund; and 10,100,611 shares (95.0%) of Trademark Government Income Fund.


      If you do not expect to attend the Special Meeting, please sign your proxy card promptly and return it in the enclosed envelope to avoid unnecessary expense and delay. No postage is necessary.

                                                   By Order of the Trustees

                                                          John W. McGonigle
                                                                  Secretary
April 4, 1994


                                                                       EXHIBIT A

                              ("PRESENT CONTRACT")

                                TRADEMARK FUNDS

                          INVESTMENT ADVISORY CONTRACT

      This Contract is made this 1st day of December, 1992, between Liberty National Bank and Trust Company of Louisville, a national banking association having its principal place of business in Louisville, Kentucky (the "Adviser"), and Trademark Funds, a Massachusetts business trust having its principal place of business in Pittsburgh, Pennsylvania (the "Trust").

      WHEREAS the Trust is an open-end management investment company as that term is defined in the Investment Company Act of 1940 and is registered as such with the Securities and Exchange Commission; and

      WHEREAS Adviser is engaged in the business of rendering investment advisory and management services.

      NOW, THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:

      1. The Trust hereby appoints Adviser as Investment Adviser for each of the portfolios ("Funds") of the Trust for which the Trust executes an exhibit to this Contract, and Adviser accepts the appointments. Subject to the direction of the Trustees of the Trust, Adviser shall provide investment research and supervision of the investments of the Funds and conduct a continuous program of investment evaluation and of appropriate sale or other disposition and reinvestment of each Fund's assets.

      2. Adviser, in its supervision of the investments of each of the Funds will be guided by each of the Fund's investment objective and policies and the provisions and restrictions contained in the Declaration of Trust and By-Laws of the Trust and as set forth in the Registration Statements and exhibits as may be on file with the Securities and Exchange Commission.

      3. Each Fund shall pay or cause to be paid all of its own expenses and its allocable share of Trust expenses, including, without limitation, the expenses of organizing the Trust and continuing its existence; fees and expenses of Trustees and officers of the Trust; fees for investment advisory services and administrative personnel and services; fees and expenses of preparing and printing its Registration Statements under the Securities Act of 1933 and the Investment Company Act of 1940 and any amendments thereto; expenses of registering and qualifying the Trust, the Funds, and shares ("Shares") of the Funds under federal and state laws and regulations; expenses of preparing, printing, and distributing prospectuses (and any amendments thereto) to shareholders; interest expense, taxes, fees, and commissions of every kind; expenses of issue (including cost of Share certificates), purchase, repurchase, and redemption of Shares, including expenses attributable to a program of periodic issue; charges and expenses of custodians, transfer agents, dividend disbursing agents, shareholder servicing agents, and registrars; printing and mailing costs, auditing, accounting, and legal expenses; reports to shareholders and governmental officers and commissions; expenses of meetings of Trustees and shareholders and proxy solicitations therefor; insurance expenses; association membership dues and such nonrecurring items as may arise, including all losses and liabilities incurred in administering the Trust and the Funds. Each Fund will also pay its allocable share of such extraordinary expenses as may arise including expenses incurred in connection with litigation, proceedings, and claims and the legal obligations of the Trust to indemnify its officers and Trustees and agents with respect thereto.

      4. Each of the Funds shall pay to Adviser, for all services rendered to each Fund by Adviser hereunder, the fees set forth in the exhibits attached hereto.

      5. The net asset value of each Fund's Shares as used herein will be calculated to the nearest
1/10th of one cent.

      6. The Adviser may from time to time and for such periods as it deems appropriate reduce its compensation (and, if appropriate, assume expenses of one or more of the Funds) to the extent that any Fund's expenses exceed such lower expense limitation as the Adviser may, by notice to the Fund, voluntarily declare to be effective.

      7. This contract shall begin for each Fund as of the date of execution of the applicable exhibit and shall continue in effect with respect to each Fund presently set forth on an exhibit (and any subsequent Funds added pursuant to an exhibit during the initial term of this contract) for two years from the date of this contract set forth above and thereafter for successive periods of one year, subject to the provisions for termination and all of the other terms and conditions hereof if: (a) such continuation shall be specifically approved at least annually by the vote of a majority of the Trustees of the Trust, including a majority of the Trustees who are not parties to this Contract or interested persons of any such party (other than as Trustees of the Trust), cast in person at a meeting called for that purpose; and (b) Adviser shall not have notified a Fund in writing at least sixty (60) days prior to the anniversary date of this Contract in any year thereafter that it does not desire such continuation with respect to that Fund. If a Fund is added after the first approval by the Trustees as described above, this Contract will be effective as to that Fund upon execution of the applicable exhibit and will continue in effect until the next annual approval of this Contract by the Trustees and thereafter for successive periods of one year, subject to approval as described above.

      8. Notwithstanding any provision in this Contract, it may be terminated at any time with respect to any Fund, without the payment of any penalty, by the Trustees of the Trust or by a vote of the shareholders of that Fund on sixty
(60) days' written notice to Adviser.

      9. This Contract may not be assigned and shall automatically terminate in the event of any assignment. Adviser may employ or contract with such other person, persons, corporation, or corporations at its own cost and expense as it shall determine in order to assist it in carrying out this Contract.

      10. In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the obligations or duties under this Contract on the part of Adviser, Adviser shall not be liable to the Trust or to any of the Funds or to any shareholder of any of the Funds for any act or omission in the course of or connected in any way with rendering services or for any losses that may be sustained in the purchase, holding, or sale of any security.

      11. This Contract may be amended at any time by agreement of the parties provided that the amendment shall be approved both by the vote of a majority of the Trustees of the Trust, including a majority of the Trustees who are not parties to this Contract or interested persons of any such party to this Contract (other than as Trustees of the Trust) cast in person at a meeting called for that purpose, and on behalf of a Fund by a majority of the outstanding voting securities of such Fund.

      12. The Adviser acknowledges that all sales literature for investment companies (such as the Trust) are subject to strict regulatory oversight. The Adviser agrees to submit any proposed sales literature for the Trust (or any Fund) or for itself or its affiliates which mentions the Trust (or any Fund) to the Trust's distributor for review and filing with the appropriate regulatory authorities prior to the public release of any such sales literature, provided, however, that nothing herein shall be construed so as to create any obligation or duty on the part of the Adviser to produce sales literature for the Trust (or any Fund). The Trust agrees to cause its distributor to promptly review all such sales literature to ensure compliance with relevant requirements, to promptly advise Adviser of any deficiencies contained in such sales literature, to promptly file complying sales literature with the relevant authorities, and to cause such sales literature to be distributed to prospective investors in the Trust.

      13. Adviser is hereby expressly put on notice of the limitation of liability as set forth in Article XI of the Declaration of Trust and agrees that the obligations pursuant to this Contract of a particular Fund and of the Trust with respect to that particular Fund be limited solely to the assets of that particular Fund, and Adviser shall not seek satisfaction of any such obligation from any other Fund, the shareholders of any Fund, the Trustees, officers, employees or agents of the Trust, or any of them.

      14. This Contract shall be construed in accordance with and governed by the laws of the Commonwealth of Pennsylvania.

      15. This Contract will become binding on the parties hereto upon their execution of the attached exhibits to this Contract.

      16. The parties hereto acknowledge that the Adviser has reserved the right to grant the non-exclusive use of the name "Trademark" or any derivative thereof to any other investment company, investment company portfolio, investment adviser, distributor or other business enterprise, and to withdraw from the Trust and one or more of the Funds the use of the name "Trademark." The name "Trademark" will continue to be used by the Trust and each Fund so long as such use is mutually agreeable to the Adviser and the Trust.

      17. The Trust and each of the Funds hereby agree to give Adviser, and its employees, accountants, attorneys and other authorized representatives, full access during all mutually agreeable times to all the premises, properties, books and records (including without limitation, all corporate minutes and account transfer records) of the Trust and each of the Funds, and to furnish Adviser with such financial and operating data, analyses and other information of any kind respecting the Trust and each of the Funds as Adviser shall from time to time reasonably request; provided, however, that, to the extent that any of the foregoing also contains or makes reference to information regarding other trusts or funds for which Federated Administrative Services acts as administrator or as to which Federated acts as adviser, such books, records, data, etc., shall be edited to delete all material relating or referring to such other trusts or funds.

                          INVESTMENT ADVISORY CONTRACT

                                   EXHIBIT A

                             Trademark Equity Fund

      For all services rendered by Adviser hereunder, the above-named Fund of the Trust shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to
0.85 of 1% of the average daily net assets of the Fund.

      The portion of the fee based upon average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of 0.85 of 1% applied to the daily net assets of the Fund.

      The advisory fee so accrued shall be paid to Adviser daily.

      Witness the due execution hereof this first day of December, 1992.

Attest:                                  LIBERTY NATIONAL BANK & TRUST
                                         COMPANY OF LOUISVILLE

Secretary                                    Vice President

Attest:                                  TRADEMARK FUNDS

/s/ S. ELLIOTT COHAN                     By: /s/ JOHN W. MCGONIGLE
- -----------------------------             ------------------------------
Assistant Secretary                          Vice President

                          INVESTMENT ADVISORY CONTRACT

                                   EXHIBIT B

                        Trademark Government Income Fund

      For all services rendered by Adviser hereunder, the above-named Fund of the Trust shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to
0.60 of 1% of the average daily net assets of the Fund.

      The portion of the fee based upon average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of 0.60 of 1% applied to the daily net assets of the Fund.

      The advisory fee so accrued shall be paid to Adviser daily.

      Witness the due execution hereof this first day of December, 1992.

Attest:                                  LIBERTY NATIONAL BANK & TRUST
                                         COMPANY OF LOUISVILLE
Secretary                                    Vice President

Attest:                                  TRADEMARK FUNDS

/s/ S. ELLIOTT COHAN                     By: /s/ JOHN W. MCGONIGLE
- -----------------------------             ------------------------------
Assistant Secretary                          Vice President

                          INVESTMENT ADVISORY CONTRACT

                                   EXHIBIT C

                     Trademark Kentucky Municipal Bond Fund

      For all services rendered by Adviser hereunder, the above-named Fund of the Trust shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to
0.50 of 1% of the average daily net assets of the Fund.

      The portion of the fee based upon average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of 0.50 of 1% applied to the daily net assets of the Fund.

      The advisory fee so accrued shall be paid to Adviser daily.

      Witness the due execution hereof this first day of December, 1992.

Attest:                                  LIBERTY NATIONAL BANK & TRUST
                                         COMPANY OF LOUISVILLE
Secretary                                    Vice President

Attest:                                  TRADEMARK FUNDS

/s/ S. ELLIOTT COHAN                     By: /s/ JOHN W. MCGONIGLE
- -----------------------------             ------------------------------
Assistant Secretary                          Vice President

                          INVESTMENT ADVISORY CONTRACT

                                   EXHIBIT D

                  Trademark Short-Intermediate Government Fund

      For all services rendered by Adviser hereunder, the above-named Fund of the Trust shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to
0.60 of 1% of the average daily net assets of the Fund.

      The portion of the fee based upon average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of 0.60 of 1% applied to the daily net assets of the Fund.

      The advisory fee so accrued shall be paid to Adviser daily.

      Witness the due execution hereof this first day of December, 1992.

Attest:                                  LIBERTY NATIONAL BANK & TRUST
                                         COMPANY OF LOUISVILLE
Secretary                                    Vice President

Attest:                                  TRADEMARK FUNDS

/s/ S. ELLIOTT COHAN                     By: /s/ JOHN W. MCGONIGLE
- -----------------------------             ------------------------------
Assistant Secretary                          Vice President

                                                                       EXHIBIT B

                                ("NEW CONTRACT")

                                TRADEMARK FUNDS

                          INVESTMENT ADVISORY CONTRACT

      This Contract is made this   day of         , 1994, between Liberty
National Bank and Trust Company of Kentucky, a national banking association having its principal place of business in Louisville, Kentucky (the "Adviser"), and Trademark Funds, a Massachusetts business trust having its principal place of business in Pittsburgh, Pennsylvania (the "Trust").

      WHEREAS the Trust is an open-end management investment company as that term is defined in the Investment Company Act of 1940 and is registered as such with the Securities and Exchange Commission; and

      WHEREAS Adviser is engaged in the business of rendering investment advisory and management services.

      NOW, THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:

      1. The Trust hereby appoints Adviser as Investment Adviser for each of the portfolios ("Funds") of the Trust for which the Trust executes an exhibit to this Contract, and Adviser accepts the appointments. Subject to the direction of the Trustees of the Trust, Adviser shall provide investment research and supervision of the investments of the Funds and conduct a continuous program of investment evaluation and of appropriate sale or other disposition and reinvestment of each Fund's assets.

      2. Adviser, in its supervision of the investments of each of the Funds will be guided by each of the Fund's investment objective and policies and the provisions and restrictions contained in the Declaration of Trust and By-Laws of the Trust and as set forth in the Registration Statements and exhibits as may be on file with the Securities and Exchange Commission.

      3. Each Fund shall pay or cause to be paid all of its own expenses and its allocable share of Trust expenses, including, without limitation, the expenses of organizing the Trust and continuing its existence; fees and expenses of Trustees and officers of the Trust; fees for investment advisory services and administrative personnel and services; fees and expenses of preparing and printing its Registration Statements under the Securities Act of 1933 and the Investment Company Act of 1940 and any amendments thereto; expenses of registering and qualifying the Trust, the Funds, and shares ("Shares") of the Funds under federal and state laws and regulations; expenses of preparing, printing, and distributing prospectuses (and any amendments thereto) to shareholders; interest expense, taxes, fees, and commissions of every kind; expenses of issue (including cost of Share certificates), purchase, repurchase, and redemption of Shares, including expenses attributable to a program of periodic issue; charges and expenses of custodians, transfer agents, dividend disbursing agents, shareholder servicing agents, and registrars; printing and mailing costs, auditing, accounting, and legal expenses; reports to shareholders and governmental officers and commissions; expenses of meetings of Trustees and shareholders and proxy solicitations therefor; insurance expenses; association membership dues and such nonrecurring items as may arise, including all losses and liabilities incurred in administering the Trust and the Funds. Each Fund will also pay its allocable share of such extraordinary expenses as may arise including expenses incurred in connection with litigation, proceedings, and claims and the legal obligations of the Trust to indemnify its officers and Trustees and agents with respect thereto.


      4. Each of the Funds shall pay to Adviser, for all services rendered to each Fund by Adviser hereunder, the fees set forth in the exhibits attached hereto.

      5. The net asset value of each Fund's Shares as used herein will be calculated to the nearest
1/10th of one cent.

      6. The Adviser may from time to time and for such periods as it deems appropriate reduce its compensation (and, if appropriate, assume expenses of one or more of the Funds) to the extent that any Fund's expenses exceed such lower expense limitation as the Adviser may, by notice to the Fund, voluntarily declare to be effective.

      7. This contract shall begin for each Fund as of the date of execution of the applicable exhibit and shall continue in effect with respect to each Fund presently set forth on an exhibit (and any subsequent Funds added pursuant to an exhibit during the initial term of this contract) for two years from the date of this contract set forth above and thereafter for successive periods of one year, subject to the provisions for termination and all of the other terms and conditions hereof if: (a) such continuation shall be specifically approved at least annually by the vote of a majority of the Trustees of the Trust, including a majority of the Trustees who are not parties to this Contract or interested persons of any such party (other than as Trustees of the Trust), cast in person at a meeting called for that purpose; and (b) Adviser shall not have notified a Fund in writing at least sixty (60) days prior to the anniversary date of this Contract in any year thereafter that it does not desire such continuation with respect to that Fund. If a Fund is added after the first approval by the Trustees as described above, this Contract will be effective as to that Fund upon execution of the applicable exhibit and will continue in effect until the next annual approval of this Contract by the Trustees and thereafter for successive periods of one year, subject to approval as described above.

      8. Notwithstanding any provision in this Contract, it may be terminated at any time with respect to any Fund, without the payment of any penalty, by the Trustees of the Trust or by a vote of the shareholders of that Fund on sixty
(60) days' written notice to Adviser.

      9. This Contract may not be assigned and shall automatically terminate in the event of any assignment. Adviser may employ or contract with such other person, persons, corporation, or corporations at its own cost and expense as it shall determine in order to assist it in carrying out this Contract.

      10. In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the obligations or duties under this Contract on the part of Adviser, Adviser shall not be liable to the Trust or to any of the Funds or to any shareholder of any of the Funds for any act or omission in the course of or connected in any way with rendering services or for any losses that may be sustained in the purchase, holding, or sale of any security.

      11. This Contract may be amended at any time by agreement of the parties provided that the amendment shall be approved both by the vote of a majority of the Trustees of the Trust, including a majority of the Trustees who are not parties to this Contract or interested persons of any such party to this Contract (other than as Trustees of the Trust) cast in person at a meeting called for that purpose, and on behalf of a Fund by a majority of the outstanding voting securities of such Fund.


      12. The Adviser acknowledges that all sales literature for investment companies (such as the Trust) are subject to strict regulatory oversight. The Adviser agrees to submit any proposed sales literature for the Trust (or any Fund) or for itself or its affiliates which mentions the Trust (or any Fund) to the Trust's distributor for review and filing with the appropriate regulatory authorities prior to the public release of any such sales literature, provided, however, that nothing herein shall be construed so as to create any obligation or duty on the part of the Adviser to produce sales literature for the Trust (or any Fund). The Trust agrees to cause its distributor to promptly review all such sales literature to ensure compliance with relevant requirements, to promptly advise Adviser of any deficiencies contained in such sales literature, to promptly file complying sales literature with the relevant authorities, and to cause such sales literature to be distributed to prospective investors in the Trust.

      13. Adviser is hereby expressly put on notice of the limitation of liability as set forth in Article XI of the Declaration of Trust and agrees that the obligations pursuant to this Contract of a particular Fund and of the Trust with respect to that particular Fund be limited solely to the assets of that particular Fund, and Adviser shall not seek satisfaction of any such obligation from any other Fund, the shareholders of any Fund, the Trustees, officers, employees or agents of the Trust, or any of them.

      14. This Contract shall be construed in accordance with and governed by the laws of the Commonwealth of Pennsylvania.

      15. This Contract will become binding on the parties hereto upon their execution of the attached exhibits to this Contract.

      16. The parties hereto acknowledge that the Adviser has reserved the right to grant the non-exclusive use of the name "Trademark" or any derivative thereof to any other investment company, investment company portfolio, investment adviser, distributor or other business enterprise, and to withdraw from the Trust and one or more of the Funds the use of the name "Trademark." The name "Trademark" will continue to be used by the Trust and each Fund so long as such use is mutually agreeable to the Adviser and the Trust.

      17. The Trust and each of the Funds hereby agree to give Adviser, and its employees, accountants, attorneys and other authorized representatives, full access during all mutually agreeable times to all the premises, properties, books and records (including without limitation, all corporate minutes and account transfer records) of the Trust and each of the Funds, and to furnish Adviser with such financial and operating data, analyses and other information of any kind respecting the Trust and each of the Funds as Adviser shall from time to time reasonably request; provided, however, that, to the extent that any of the foregoing also contains or makes reference to information regarding other trusts or funds for which Federated Administrative Services acts as administrator or as to which Federated acts as adviser, such books, records, data, etc., shall be edited to delete all material relating or referring to such other trusts or funds.

                          INVESTMENT ADVISORY CONTRACT

                                   EXHIBIT A

                             Trademark Equity Fund

      For all services rendered by Adviser hereunder, the above-named Fund of the Trust shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to
0.85 of 1% of the average daily net assets of the Fund.

      The portion of the fee based upon average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of 0.85 of 1% applied to the daily net assets of the Fund.

      The advisory fee so accrued shall be paid to Adviser daily.

      Witness the due execution hereof this   day of         , 1994.

Attest:                                  LIBERTY NATIONAL BANK AND TRUST
                                         COMPANY OF KENTUCKY

                                         By:
- -----------------------------             ------------------------------
Secretary                                    Vice President

Attest:                                  TRADEMARK FUNDS

                                         By:
- -----------------------------             ------------------------------
Assistant Secretary                          Vice President

                          INVESTMENT ADVISORY CONTRACT

                                   EXHIBIT B

                        Trademark Government Income Fund

      For all services rendered by Adviser hereunder, the above-named Fund of the Trust shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to
0.60 of 1% of the average daily net assets of the Fund.

      The portion of the fee based upon average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of 0.60 of 1% applied to the daily net assets of the Fund.

      The advisory fee so accrued shall be paid to Adviser daily.

      Witness the due execution hereof this   day of         , 1994.

Attest:                                  LIBERTY NATIONAL BANK AND TRUST
                                         COMPANY OF KENTUCKY

                                         By:
- -----------------------------             ------------------------------
Secretary                                    Vice President

Attest:                                  TRADEMARK FUNDS

                                         By:
- -----------------------------             ------------------------------
Assistant Secretary                          Vice President

                          INVESTMENT ADVISORY CONTRACT

                                   EXHIBIT C

                     Trademark Kentucky Municipal Bond Fund

      For all services rendered by Adviser hereunder, the above-named Fund of the Trust shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to
0.50 of 1% of the average daily net assets of the Fund.

      The portion of the fee based upon average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of 0.50 of 1% applied to the daily net assets of the Fund.

      The advisory fee so accrued shall be paid to Adviser daily.

      Witness the due execution hereof this   day of         , 1994.

Attest:                                  LIBERTY NATIONAL BANK AND TRUST
                                         COMPANY OF KENTUCKY

                                         By:
- -----------------------------             ------------------------------
Secretary                                    Vice President

Attest:                                  TRADEMARK FUNDS

                                         By:
- -----------------------------             ------------------------------
Assistant Secretary                          Vice President

                          INVESTMENT ADVISORY CONTRACT

                                   EXHIBIT D

                  Trademark Short-Intermediate Government Fund

      For all services rendered by Adviser hereunder, the above-named Fund of the Trust shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to
0.60 of 1% of the average daily net assets of the Fund.

      The portion of the fee based upon average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of 0.60 of 1% applied to the daily net assets of the Fund.

      The advisory fee so accrued shall be paid to Adviser daily.

      Witness the due execution hereof this   day of         , 1994.

Attest:                                  LIBERTY NATIONAL BANK AND TRUST
                                         COMPANY OF KENTUCKY

                                         By:
- -----------------------------             ------------------------------
Secretary                                    Vice President

Attest:                                  TRADEMARK FUNDS

                                         By:
- -----------------------------             ------------------------------
Assistant Secretary                          Vice President

     4031407A (3/94)                                                   TMK403188



TRADEMARK EQUITY FUND
FOR SPECIAL MEETING OF SHAREHOLDERS MAY 5, 1994

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned shareholders of TRADEMARK FUNDS hereby appoint Jack M. Combs, Jr., Ronald M. Holt, Clarence V. Lee, Jr., and Stephen L. Nelson, or any one of them true and lawful attorneys, with power of substitution of each, to vote all shares of TRADEMARK FUNDS, which the undersigned is entitled to vote, at the Special Meeting of Shareholders to be held on May 5, 1994, at the Commonwealth Convention Center, Room 106, 221 Fourth Avenue, Louisville, Kentucky, at 1:00 P.M. and at any adjournment thereof.

Discretionary authority is hereby conferred as to all other matters as may properly come before the Special Meeting.

PROPOSALS

     (1)   To elect a new Board of Trustees;

 (2) To approve or disapprove a proposed Investment Advisory Contract between the Trust and Liberty National Bank and Trust Company of Kentucky; and

 (3) To transact such other business as may properly come before the meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. The attorneys named will vote the shares represented by this proxy in accordance with the choice made on this card. IF NO CHOICE IS INDICATED FOR ANY MATTER, THIS PROXY WILL BE VOTED AFFIRMATIVELY ON THE MATTER PRESENTED.

PLEASE RETURN BOTTOM PORTION WITH YOUR VOTE IN THE ENCLOSED ENVELOPE AND RETAIN THE TOP PORTION. PLACE THE MAIL-IN STUB SO THAT THE RETURN ADDRESS, LOCATED ON THE REVERSE SIDE OF THE BALLOT, APPEARS THROUGH THE WINDOW OF THE ENVELOPE.

RECORD DATE SHARES
Please sign EXACTLY as your name(s) appear below. When signing as attorney, executor, administrator, guardian, trustee, custodian, etc., please give your full title as such. If a corporation or partnership, please sign the full name by an authorized officer or partner. If stock is owned jointly, all parties should sign.

TRADEMARK EQUITY FUND            PROXY VOTING MAIL-IN STUB

                        PROPOSAL 1:  ELECTION OF TRUSTEES.  To withhold
                       authority to vote for a nominee, strike a line through the nominee's name below:
                        ____ FOR all nominees listed below
                        ____ Vote withheld for all nominees listed below
                        ____ FOR all nominees listed below (except as marked to
                       the contrary below)
                           ____ Peter C. Marshall
                           ____ Charles I. Post
                           ____ John S. Randall
                           ____ Frederick W. Ruebeck

                        PROPOSAL 2: APPROVAL OF PROPOSED INVESTMENT ADVISORY
                       CONTRACT.

                        2) FOR ____   AGAINST ____   ABSTAIN ____

Dated: _______________, 19__

___________________________
___________________________
Signature(s) of Shareholders(s)
TRADEMARK KENTUCKY MUNICIPAL BOND FUND
FOR SPECIAL MEETING OF SHAREHOLDERS MAY 5, 1994

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned shareholders of TRADEMARK FUNDS hereby appoint Jack M. Combs, Jr., Ronald M. Holt, Clarence V. Lee, Jr., and Stephen L. Nelson or any one of them true and lawful attorneys, with power of substitution of each, to vote all shares of TRADEMARK FUNDS, which the undersigned is entitled to vote, at the Special Meeting of Shareholders to be held on May 5, 1994, at the Commonwealth Convention Center, Room 106, 221 Fourth Avenue, Louisville, Kentucky, at 1:00 P.M. and at any adjournment thereof.

Discretionary authority is hereby conferred as to all other matters as may properly come before the Special Meeting.

PROPOSALS

     (1)   To elect a new Board of Trustees;

 (2) To approve or disapprove a proposed Investment Advisory Contract between the Trust and Liberty National Bank and Trust Company of Kentucky; and

 (3) To transact such other business as may properly come before the meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. The attorneys named will vote the shares represented by this proxy in accordance with the choice made on this card. IF NO CHOICE IS INDICATED FOR ANY MATTER, THIS PROXY WILL BE VOTED AFFIRMATIVELY ON THE MATTER PRESENTED.

PLEASE RETURN BOTTOM PORTION WITH YOUR VOTE IN THE ENCLOSED ENVELOPE AND RETAIN THE TOP PORTION. PLACE THE MAIL-IN STUB SO THAT THE RETURN ADDRESS, LOCATED ON THE REVERSE SIDE OF THE BALLOT, APPEARS THROUGH THE WINDOW OF THE ENVELOPE.

RECORD DATE SHARES
Please sign EXACTLY as your name(s) appear below. When signing as attorney, executor, administrator, guardian, trustee, custodian, etc., please give your full title as such. If a corporation or partnership, please sign the full name by an authorized officer or partner. If stock is owned jointly, all parties should sign.

TRADEMARK KENTUCKY MUNICIPAL         PROXY VOTING MAIL-IN STUB
BOND FUND

                        PROPOSAL 1:  ELECTION OF TRUSTEES.  To withhold
                       authority to vote for a nominee, strike a line through the nominee's name below:
                        ____ FOR all nominees listed below
                        ____ Vote withheld for all nominees listed below
                        ____ FOR all nominees listed below (except as marked to
                       the contrary below)
                           ____ Peter C. Marshall
                           ____ Charles I. Post
                           ____ John S. Randall
                           ____ Frederick W. Ruebeck

                        PROPOSAL 2: APPROVAL OF PROPOSED INVESTMENT ADVISORY
                       CONTRACT.

                        2) FOR ____   AGAINST ____   ABSTAIN ____

Dated: _______________, 19__

___________________________
___________________________
Signature(s) of Shareholders(s)
TRADEMARK SHORT-INTERMEDIATE GOVERNMENT FUND
FOR SPECIAL MEETING OF SHAREHOLDERS  MAY 5, 1994

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned shareholders of TRADEMARK FUNDS hereby appoint Jack M. Combs, Jr., Ronald M. Holt, Clarence V. Lee, Jr., and Stephen L. Nelson, or any one of them true and lawful attorneys, with power of substitution of each, to vote all shares of TRADEMARK FUNDS, which the undersigned is entitled to vote, at the Special Meeting of Shareholders to be held on May 5, 1994, at the Commonwealth Convention Center, Room 106, 221 Fourth Avenue, Louisville, Kentucky, at 1:00 P.M. and at any adjournment thereof.

Discretionary authority is hereby conferred as to all other matters as may properly come before the Special Meeting.

PROPOSALS

     (1)   To elect a new Board of Trustees;

 (2) To approve or disapprove a proposed Investment Advisory Contract between the Trust and Liberty National Bank and Trust Company of Kentucky; and

 (3) To transact such other business as may properly come before the meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. The attorneys named will vote the shares represented by this proxy in accordance with the choice made on this card. IF NO CHOICE IS INDICATED FOR ANY MATTER, THIS PROXY WILL BE VOTED AFFIRMATIVELY ON THE MATTER PRESENTED.

PLEASE RETURN BOTTOM PORTION WITH YOUR VOTE IN THE ENCLOSED ENVELOPE AND RETAIN THE TOP PORTION. PLACE THE MAIL-IN STUB SO THAT THE RETURN ADDRESS, LOCATED ON THE REVERSE SIDE OF THE BALLOT, APPEARS THROUGH THE WINDOW OF THE ENVELOPE.

RECORD DATE SHARES
Please sign EXACTLY as your name(s) appear below. When signing as attorney, executor, administrator, guardian, trustee, custodian, etc., please give your full title as such. If a corporation or partnership, please sign the full name by an authorized officer or partner. If stock is owned jointly, all parties should sign.

TRADEMARK SHORT-INTERMEDIATE           PROXY VOTING MAIL-IN STUB
GOVERNMENT FUND

                        PROPOSAL 1:  ELECTION OF TRUSTEES.  To withhold
                       authority to vote for a nominee, strike a line through the nominee's name below:
                        ____ FOR all nominees listed below
                        ____ Vote withheld for all nominees listed below
                        ____ FOR all nominees listed below (except as marked to
                       the contrary below)
                           ____ Peter C. Marshall
                           ____ Charles I. Post
                           ____ John S. Randall
                           ____ Frederick W. Ruebeck

                        PROPOSAL 2: APPROVAL OF PROPOSED INVESTMENT ADVISORY
                       CONTRACT.

                        2) FOR ____   AGAINST ____   ABSTAIN ____

Dated: _______________, 19__

___________________________
___________________________
Signature(s) of Shareholders(s)
TRADEMARK GOVERNMENT INCOME FUND
FOR SPECIAL MEETING OF SHAREHOLDERS MAY 5, 1994

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned shareholders of TRADEMARK FUNDS hereby appoint Jack M. Combs, Jr., Ronald M. Holt, Clarence V. Lee, Jr., and Stephen L. Nelson, or any one of them true and lawful attorneys, with power of substitution of each, to vote all shares of TRADEMARK FUNDS, which the undersigned is entitled to vote, at the Special Meeting of Shareholders to be held on May 5, 1994, at the Commonwealth Convention Center, Room 106, 221 Fourth Avenue, Louisville, Kentucky, at 1:00 P.M. and at any adjournment thereof.

Discretionary authority is hereby conferred as to all other matters as may properly come before the Special Meeting.

PROPOSALS

     (1)   To elect a new Board of Trustees;

 (2) To approve or disapprove a proposed Investment Advisory Contract between the Trust and Liberty National Bank and Trust Company of Kentucky; and

 (3) To transact such other business as may properly come before the meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. The attorneys named will vote the shares represented by this proxy in accordance with the choice made on this card. IF NO CHOICE IS INDICATED FOR ANY MATTER, THIS PROXY WILL BE VOTED AFFIRMATIVELY ON THE MATTER PRESENTED.

PLEASE RETURN BOTTOM PORTION WITH YOUR VOTE IN THE ENCLOSED ENVELOPE AND RETAIN THE TOP PORTION. PLACE THE MAIL-IN STUB SO THAT THE RETURN ADDRESS, LOCATED ON THE REVERSE SIDE OF THE BALLOT, APPEARS THROUGH THE WINDOW OF THE ENVELOPE.

RECORD DATE SHARES
Please sign EXACTLY as your name(s) appear below. When signing as attorney, executor, administrator, guardian, trustee, custodian, etc., please give your full title as such. If a corporation or partnership, please sign the full name by an authorized officer or partner. If stock is owned jointly, all parties should sign.

TRADEMARK GOVERNMENT INCOME FUND              PROXY VOTING MAIL-IN STUB

                        PROPOSAL 1:  ELECTION OF TRUSTEES.  To withhold
                       authority to vote for a nominee, strike a line through the nominee's name below:
                        ____ FOR all nominees listed below
                        ____ Vote withheld for all nominees listed below
                        ____ FOR all nominees listed below (except as marked to
                       the contrary below)
                           ____ Peter C. Marshall
                           ____ Charles I. Post
                           ____ John S. Randall
                           ____ Frederick W. Ruebeck

                        PROPOSAL 2: APPROVAL OF PROPOSED INVESTMENT ADVISORY
                       CONTRACT.

                        2) FOR ____   AGAINST ____   ABSTAIN ____

Dated: _______________, 19__

___________________________
___________________________
Signature(s) of Shareholders(s)